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                                                              EXHIBIT 23.4

                     CONSENT OF THE BERSTEIN LAW FIRM

  We hereby consent to the references to our firm in the Registration Statement on Form S-1 (Commission No. 333-57227), any amendments and supplements thereto and the related Prospectus of Scottish Annuity & Life Holdings, Ltd.

                                          /s/ The Bernstein Law Firm, PLLC

                                          ---------------------------------

                                          The Bernstein Law Firm, PLLC

August 13, 1998